SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 October 7, 1998


                   ADIRONDACK FINANCIAL SERVICES BANCORP, INC.

             (Exact name of Registrant as specified in its Charter)



  Delaware                         0-29666                        14-1801465
(State or other           (Commission File Number)              (IRS Employer
 jurisdiction of                                                Identification
 incorporation)                                                  Number)



            52 North Main Street, Gloversville, New York 12078-3084
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 725-6331




                                       N/A
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  Exhibit           3(ii) Amended and Restated  By-laws





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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ADIRONDACK FINANCIAL SERVICES
                                       BANCORP, INC.



Date:   November 19, 1998            By:   /s/ Lewis E. Kolar
       --------------------------        --------------------
                                         Lewis E. Kolar
                                         President and Chief Executive Officer



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